UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2015

ORBITZ WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33599	20-5337455
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 W. Madison Street, Suite 1000, Chicago, Illinois	60661
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (312) 894-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On February 12, 2015, Orbitz Worldwide, Inc. (the "Company") issued a press release reporting its financial results for the fourth quarter 2014. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.
The information in this Item 2.02 and Exhibit 99.1 attached hereto is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference therein.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Orbitz Worldwide, Inc. Press Release dated February 12, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBITZ WORLDWIDE, INC.
(Registrant)
Date:	February 12, 2015

/s/ Michael Randolfi
Michael Randolfi
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Orbitz Worldwide, Inc. Press Release dated February 12, 2015.